Debt	9 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Debt

NOTE 8 — DEBT

Long-term debt consisted of the following:

(in thousands)	September 30, 2018	December 31, 2017
Revolving credit facility	$—	$—
Term loan facility	395,000	—
6.375% Senior Notes due 2026	300,000	—
Capital leases	4,337	3,742

Total	699,337	3,742
Net unamortized discounts and issuance costs	(11,794)	—

Total long-term debt	$687,543	$3,742

Senior Notes

On May 3, 2018, and in connection with the Separation, we completed the private placement of $300 million in aggregate principal amount of 6.375% senior notes due May 2026 (“Senior Notes”). Interest on the Senior Notes is payable semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2018. Net proceeds of $293.8 million from the offering were utilized to partially fund the $700 million cash payment to Dover at the Separation and to pay fees and expenses incurred in connection with the Separation.

The terms of the Senior Notes are governed by the indenture dated as of May 3, 2018, between Apergy and Wells Fargo Bank, N.A., as trustee, and are guaranteed, on a senior unsecured basis, by the subsidiary guarantors of our senior secured credit facilities as described below. At any time prior to May 1, 2021, we may redeem all or part of the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes redeemed plus a premium, as defined in the indenture, plus accrued and unpaid interest. Beginning on or after May 1, 2021, we may redeem the Senior Notes, in whole or in part, at certain tiered redemption prices as defined in the indenture, plus accrued and unpaid interest. The Senior Notes are our senior unsecured obligations. The Senior Notes rank equally in right of payment with our future and existing senior debt but are effectively subordinated to our future and existing debt to the extent of the assets securing such senior debt. The Senior Notes rank senior in right of payment to all of our future subordinated debt.

In connection with the private placement, we granted the initial purchasers of the Senior Notes certain registration rights under a registration right agreement. We have agreed for the benefit of the holders of the Senior Notes to use our commercially reasonable efforts to file and cause to be effective a registration statement with the SEC relating to a registered offer to exchange the Senior Notes for an issue of SEC-registered notes with terms identical in all material respects to the Senior Notes. Generally, we have one year from the issuance of the Senior Notes to complete the exchange offer. Should Apergy not complete its obligations under the registration rights agreement within a year, the annual interest rate on the Senior Notes will increase at different intervals based on the passage of time after one year.

Senior Secured Credit Facilities

On May 9, 2018, Apergy entered into a new credit agreement (“credit agreement”) governing the terms of its new senior secured credit facilities, consisting of (i) a seven-year senior secured term loan B facility (“term loan facility”) and (ii) a five-year senior secured revolving credit facility (“revolving credit facility,” and together with the term loan facility, the “senior secured credit facilities”), with JPMorgan Chase Bank, N.A. as administrative agent. The net proceeds of the senior secured credit facilities were used (i) to pay fees and expenses in connection with the Separation, (ii) partially fund the cash payment to Dover and (iii) provide for working capital and other general corporate purposes. The senior secured credit facilities are jointly and severally guaranteed by Apergy and certain of Apergy’s wholly owned U.S. subsidiaries (“guarantors”), on a senior secured basis, and are secured by substantially all tangible and intangible assets of Apergy and the guarantors, except for certain excluded assets.

At our election, outstanding borrowings under the senior secured credit facilities will accrue interest at a per annum rate of (i) LIBOR plus a margin or (ii) a base rate plus a margin. The senior secured credit facilities contain a number of customary covenants that, among other things, will limit or restrict the ability of Apergy and the restricted subsidiaries to, subject to certain qualifications and exceptions, perform certain activities which include, but are not limited to (i) incur additional indebtedness, (ii) make acquisitions and (iii) pay dividends or other payments in respect of our capital stock. Additionally, Apergy will be required to maintain (a) a minimum interest coverage ratio, as defined in the credit agreement, of 2.75 to 1.00 and (b) a maximum total leverage ratio, as defined in the credit agreement, of 4.00 to 1.00 through the fiscal quarter ending June 30, 2019, then 3.75 to 1.00 through the fiscal quarter ending June 30, 2020, then 3.50 to 1.00 thereafter.

Term Loan Facility. The term loan facility had an initial commitment of $415 million. The full amount of the term loan facility was funded on May 9, 2018. Amounts borrowed under the term loan facility that are repaid or prepaid may not be re-borrowed. The term loan facility matures in May 2025. Net proceeds of $408.7 million from the term loan facility were utilized to partially fund the cash payment to Dover at the Separation and to pay fees and expenses incurred in connection with the Separation.

The term loan is subject to mandatory amortization payments of 1.0% per annum of the initial commitment of $415 million paid quarterly. Additionally, subject to certain exceptions, the term loan facility is subject to mandatory prepayments, including the amount equal to: 100% of the net cash proceeds of all non-ordinary course asset sales subject to (i) reinvestment periods and (ii) step-downs to 75% and 50% based on certain leverage targets; and 50% of excess cash flow, as defined in the credit agreement, with step-downs to 25% and 0% based on certain leverage targets. Apergy may voluntarily prepay amounts outstanding under the term loan facility in whole or in part at any time without premium or penalty (other than during the six months following May 9, 2018, on the amount of loans prepaid or repaid in connection with a repricing transaction), as defined in the credit agreement.

Revolving Credit Facility. The revolving credit facility consists of a five-year senior secured facility with aggregate commitments in an amount equal to $250 million, of which up to $50 million is available for the issuance of letters of credit. Amounts repaid under the revolving credit facility may be re-borrowed. The revolving credit facility matures in May 2023.